Exhibit 99.1

Zeo Energy Corp. Completes Acquisition of Heliogen, Inc.

Acquisition Creates New Division within the Company, Providing Long-Duration Energy Generation and Storage For Commercial And Industrial-Scale Facilities

NEW PORT RICHEY, FL – August 11, 2025 – Zeo Energy Corp. (Nasdaq: ZEO) (“Zeo,” “Zeo Energy,” or the “Company”), a leading Florida-based provider of residential solar and energy efficiency solutions, today announced that it has completed its previously announced acquisition of Heliogen, Inc. (“Heliogen”), a provider of on-demand clean energy technology solutions (the “Heliogen transaction”).

Moving forward, Zeo plans to leverage Heliogen’s solutions, brand, intellectual property, capital, and technical talent to establish a division focused on long-duration energy generation and storage for commercial and industrial-scale facilities, including artificial intelligence (AI) and cloud computing data centers. The transaction is expected to create a robust clean energy platform spanning residential, commercial, and utility-scale markets, supported by internal financing capabilities and domain expertise.

“Heliogen offers innovative, cost-effective energy storage options that are especially valuable for high-demand users like data centers,” said Tim Bridgewater, CEO of Zeo Energy. “This combination complements our existing residential operations while also further expanding our reach into massive end markets. From individual homes to large industrial energy systems, Zeo now offers a comprehensive and diversified platform for scaled, next-generation energy storage.”

Transaction Information

The consideration paid by Zeo Energy in the Heliogen transaction consisted entirely of shares of Class A common stock of Zeo Energy (and in the event of any fractional shares, cash in lieu of any fractional shares). In addition to the foregoing expected benefits of the Heliogen transaction, Zeo Energy received upon its closing, approximately $13.6 million in net cash of Heliogen through the transaction.

Additional Information about the Heliogen transaction is filed by Zeo Energy in its reports and statements filed with the U.S. Securities and Exchange Commission (“SEC”), including in its Current Reports on Form 8-K with the SEC and its other periodic reports. These are available for Zeo Energy at www.sec.gov.

With the completion of the transaction, shares of Heliogen’s common stock, which traded on the OTCQX under the symbol “HLGN,” ceased trading thereon, upon Heliogen becoming a subsidiary of Zeo Energy as of August 8, 2025.

Advisors

Piper Sandler & Co. acted as financial advisor and Ellenoff Grossman & Schole LLP acted as legal counsel to Zeo Energy. Pickering Energy Partners acted as financial advisor and Cooley LLP acted as legal counsel to Heliogen.

About Zeo Energy Corp.

Zeo Energy is a Florida-based regional provider of residential solar, distributed energy, and energy efficiency solutions. Zeo Energy focuses on high-growth markets with limited competitive saturation. With its differentiated sales approach and vertically integrated offerings, Zeo Energy, through its Sunergy business, serves customers who desire to reduce high energy bills and contribute to a more sustainable future. For more information on Zeo Energy, please visit www.zeoenergy.com.

About Heliogen, Inc.

Heliogen is a renewable energy technology company that provides solutions for delivering cost-effective, low-carbon energy production around the clock. By combining commercially proven solar technologies with thermal systems and storage expertise, Heliogen supports customers in achieving a practical transition to cleaner energy. For more information about Heliogen, please visit www.heliogen.com.

Forward-Looking Statements

This news release contains certain forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act of 1934, as amended, that are based on beliefs and assumptions and on information currently available to the Company. Such statements may include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will,” and similar references to future periods may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about the future financial performance of the Company; the ability to effectively consolidate the assets of Heliogen and produce the expected results; changes in the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, the ability to raise additional funds, and plans and objectives of management. These forward-looking statements are based on information available as of the date of this news release, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (i) the outcome of any legal proceedings that may be instituted against the Company or others; (ii) the Company’s success in retaining or recruiting, or changes required in, its officers, key employees, or directors; (iii) the Company’s ability to maintain the listing of its common stock and warrants on Nasdaq; (iv) limited liquidity and trading of the Company’s securities; (v) geopolitical risk and changes in applicable laws or regulations, including tariffs or trade restrictions; (vi) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (vii) operational risk; (viii) litigation and regulatory enforcement risks, including any relating to the Heliogen transaction and/or the diversion of management time and attention and the additional costs and demands on the Company’s resources; (ix) expected benefits of the Heliogen transaction to Zeo Energy or generally, and any availability or use of cash relating to such transaction; (x) the Company’s ability to effectively consolidate the assets of Heliogen and produce the expected results; and (xi) other risks and uncertainties, including those included under the heading “Risk Factors” in the Company’s Registration Statement on Form S-4 filed with the SEC on July 2, 2025, its Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2024 and in its subsequent periodic reports and other filings with the SEC.

In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company, its respective directors, officers or employees or any other person that the Company will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this news release represent the views of the Company as of the date of this news release. Subsequent events and developments may cause that view to change. However, while the Company may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of the Company as of any date subsequent to the date of this news release.

Zeo Energy Corp. Contacts

For Investors:

Tom Colton and Greg Bradbury
Gateway Group
ZEO@gateway-grp.com

For Media:

Zach Kadletz

Gateway Group
ZEO@gateway-grp.com